STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 1999

Photo of corn in field

STEIN ROE EQUITY FUNDS

GROWTH AND INCOME FUNDS

           BALANCED FUND
           GROWTH & INCOME FUND

LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS(R).

CONTENTS
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FROM THE PRESIDENT................................................    1
   Stephen E. Gibson's thoughts on the equity markets and investing

PERFORMANCE SUMMARY ..............................................    4

QUESTIONS & ANSWERS
   Balanced Fund -- An interview with
     Portfolio Manager Harvey Hirschhorn..........................    7
   Growth & Income Fund-- An interview with
     Portfolio Manager Dan Cantor.................................   11

PORTFOLIOS OF INVESTMENTS.........................................   15
   A complete list of investments with market values

FINANCIAL STATEMENTS..............................................   24
   Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS.....................................   32

FINANCIAL HIGHLIGHTS..............................................   36
   Selected per-share data and ratios

REPORT OF INDEPENDENT
ACCOUNTANTS.......................................................   40







                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
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TO OUR SHAREHOLDERS
Five years ago fear of higher inflation and rising interest rates dominated the news. The Federal Reserve Board had raised borrowing rates. Some investors believed America's robust economy would overheat. The stock market was volatile.
   Now, at the threshold of a new century, inflation and interest rates are again at the top of Wall Street's worries. Market volatility has returned, and the returns from many large-cap growth stocks in fiscal year 1999 were modest. Stocks of mid-size and smaller companies generally lagged. Long-term interest rates soared to 6.15%.

50 YEARS OF BALANCED INVESTING
I am therefore pleased to report that Stein Roe Balanced Fund marked its 50th anniversary year by providing excellent fiscal year 1999 results. The Fund outpaced the return of the average balanced fund by more than 300 basis points for the 12-month period ended September 30, 1999, according to Lipper Inc.
   Balanced Fund's portfolio included a combination of growth stocks in sectors such as technology, companies with a consistent growth history and high quality fixed-income securities. The Fund weathered stock and bond market volatility during the summer of 1999 by taking a conservative approach to asset allocation.
   For Growth & Income Fund, which turned 12 years old this year, fiscal 1999 was fairly good. Strong weightings in pharmaceutical and financial companies and exposure to midcap stocks -- areas that had provided superior results for much of the 1990s -- hurt performance in the past year amid drug pricing concerns, rising interest rates and investors' focus on large-cap stocks.
   The Fund's returns were less than the return of the average large-cap value fund for the 12 months ended

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 MARKET VOLATILITY HAS RETURNED, AND THE RETURNS FROM MANY LARGE-CAP GROWTH
                     STOCKS IN FISCAL YEAR 1999 WERE MODEST.
--------------------------------------------------------------------------------

September 30, 1999, as determined by Lipper Inc. Lipper placed the Fund in this new category this past summer while eliminating its growth & income category.
   In order to broaden the distribution of Growth & Income Fund and increase its prospects for asset growth, the Fund's Board of Trustees voted to close Growth & Income Fund to new investors as of October 31, 1999. The Fund will be available for purchase through third-party intermediaries. Current shareholders and certain clients of the Advisor may invest in the Fund as described in the August 30, 1999 prospectus supplement. We believe

FROM THE PRESIDENT CONTINUED
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this move will enable Stein Roe, over time, to increase Growth & Income Fund's scale, potentially benefiting the Fund's shareholders.
     Balanced Fund and Growth & Income Fund invest primarily in a broad mix of established large-company stocks that may appeal to risk-sensitive equity investors. Balanced Fund complements its portfolio with a mix of U.S. government obligations, mortgage securities and investment-grade corporate bonds. Growth & Income augments its portfolio with some mid-size company stocks.

TECHNOLOGY: A GROWTH ENGINE, THEN AND NOW
In selecting equity investments for each portfolio over the years, each Fund's manager has consistently sought stocks with the potential to stand the test of time.
   Take General Electric, for example. It was one of the largest equity holdings in both Balanced Fund and Growth & Income Fund as of September 30, 1999 (2.2% and 2.8% of net assets, respectively) and a positive contributor to both Funds' total returns in fiscal 1999. Perhaps more than in any decade since the 1920s, advances in technology are revolutionizing American business. Consider that five years ago, hardly anyone used the Internet. Now it is becoming the business tool of choice, and we're investing in time-tested companies like GE with the resources and potential to capitalize on this trend.

A PERSPECTIVE ON INTELLIGENT INVESTING
We're sure you'll agree that a year is far too short a period to judge the performance of an equity fund. Keep in mind that over the past 73 years, annual returns from stocks have averaged 11%, with some years of negative returns of more than 20%.*
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 IN SELECTING EQUITY INVESTMENTS FOR EACH PORTFOLIO OVER THE YEARS, EACH FUND'S
   MANAGER HAS CONSISTENTLY SOUGHT STOCKS WITH THE POTENTIAL TO STAND THE TEST
                                    OF TIME.
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Investors should consider that such volatility is normal for growth-oriented investments. Financial advisors are often in a strong position to offer such lessons of history as they help clients build their portfolios.
   As shareholders, you can expect that each respective Fund's manager has a commitment to a disciplined, research intensive approach to stock

FROM THE PRESIDENT CONTINUED
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selection that has the potential to help you meet your long-term investment goals. On the pages that follow, Harvey Hirschhorn and Dan Cantor, your Fund(s) portfolio managers, detail each Fund's strategy and provide an outlook for the year ahead. We encourage you to carefully review this report and visit us on the Internet at www.steinroe.com for quarterly updates on each Fund's progress.

   Sincerely,


   /s/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 15, 1999

* Source: Wiesenberger(R), based on average annual returns of the S&P 500 Index, 12/31/25 to 9/30/99.

     On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

Photo of: Stephen E. Gibson

PERFORMANCE SUMMARY
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                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED SEPTEMBER 30, 1999

                                        ONE YEAR      FIVE YEARS      10 YEARS
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STEIN ROE BALANCED FUND                  15.74%         13.50%         11.26%
Unmanaged Blend:
60% MSCI World Index/
40% Lehman Bros. Aggregate
Bond Index                               18.54%         13.40%          9.98%
Standard & Poor's 500 Index              27.79%         25.03%         16.80%
Lipper Balanced Fund Average             12.56%         14.35%         11.25%
Number of Funds in Peer Group              421            200            60
Fund began operating on 8/25/49.

STEIN ROE GROWTH & INCOME FUND           19.39%         19.14%         14.73%
Standard & Poor's 500 Index              27.79%         25.03%         16.80%
Lipper Large-Cap Value Fund Average      20.68%         20.38%         14.03%
Number of Funds in Peer Group              250            104            44
Fund began operating on 3/24/87.
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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. The MSCI World Index includes both U.S. and foreign stocks. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Sources: Lipper Inc. As of 9/30/99, Lipper had reclassified Growth & Income Fund from its growth & income category to a new large-cap value category.

INVESTMENT COMPARISONS
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GROWTH OF A $10,000 INVESTMENT
Sept. 30, 1989 to Sept. 30, 1999
--------------------------------------------------------------------------------
Balanced Fund
Growth of a $10,000 Investment
Sept. 30, 1989 to Sept. 30, 1999


S&P 500 Index
Stein Roe Balanced Fund
Lipper Balanced Fund Average (56 funds)
Unmanaged Blend: 60% MSCI World Index/ 40% Lehman Bros. Aggregate Bond Index

Date              Balanced Fund          S&P 500 Index         Lipper Balanced     Unmanaged Blend:
                                                               Fund Average        60% MSCI World Index/      Lehman Brothers
                                                               (60 Funds)          40% Lehman Brothers        Aggregate
                                                                                   Aggregate Bond Index       Bond Index
9/30/89           10000                  10000                 10000               10000                      10000
9/30/90           9313.78                9075.84               9462.77             8973                       10675.5
9/30/91           12077.6                11897.8               11855.2             10929                      12368.3
9/30/92           13422.3                13211.6               13062.4             11443                      14005
9/30/93           15377.6                14924.9               14902.2             13332                      15607.9
9/30/94           15432.2                15473.9               14930.6             13803                      14961.2
9/30/95           17668.1                20070.9               17773.7             15839                      17108.7
9/30/96           20289.3                24149.4               19986.5             17496                      17879
9/30/97           25078                  33911.8               25049.6             20753                      19594.7
9/30/98           25111.9                36991.9               25867.5             21839                      22110.4
9/30/99           29064.0                47270.3               29047.0             25887                      21797.0

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GROWTH OF A $10,000 INVESTMENT
Sept. 30, 1989 to Sept. 30, 1999
--------------------------------------------------------------------------------
Growth & Income Fund

S&P 500 Index
Stein Roe Growth & Income Fund
Lipper Growth & Income Fund Average (151 funds)

                                                     Lipper Large-Cap
                                                     Value Fund Average
Date              Growth & Income Fund               (44 Funds)                         S&P 500 Index
9/30/89           10000                              10000                              10000
9/30/90           9474.93                            8869.84                            9075.84
9/30/91           11760.6                            11667.6                            11897.8
9/30/92           13407.6                            12818.7                            13211.6
9/30/93           15818.5                            14860.3                            14924.9
9/30/94           16456.2                            15323.1                            15473.9
9/30/95           19931.5                            19136                              20070.9
9/30/96           24450.3                            22736.4                            24149.4
9/30/97           31984.3                            30683.9                            33911.8
9/30/98           33087.6                            31580                              36991.9
9/30/99           39503.0                            37834.2                            47270.3



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Each illustration assumes a $10,000 investment on Sept. 30, 1989, and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund;
they are not available for direct investment. The MSCI World Index includes both
U.S. and foreign stocks. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Sources: Lipper
Inc. and Wiesenberger(R).

TWO INTELLIGENT CHOICES
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BALANCED FUND: TAPPING THE INCOME POTENTIAL OF STOCKS AND BONDS
20-Year Systematic Withdrawal Plan 1979-1999
$100,000 Initial Investment, 5% Withdrawn Each Year
Ending Balance = $328,712  Withdrawals = $184,306
Total Value Realized As of September 30, 1999 = $513,018

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Market Value of Account
9/80     4734

9/81     5755

9/82     5082

9/83     5594

9/84     6314

9/85     6264

9/86     7057

9/87     8443

9/88     8004

9/89     8302

9/90     9313

9/91     8295

9/92     10364

9/93     10827

9/94     12030

9/95     11232

9/96     12102

9/97     13672

9/98     15342

9/99     15580



5% ANNUAL WITHDRAWAL AMOUNTS        $15,580

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. This illustration assumes a $100,000 investment on October 1, 1979, reinvestment of income and capital gains and withdrawal of 5% of the account value once every 12 months. Each bar represents annual amounts withdrawn. Source: Wiesenberger(R).













GROWTH & INCOME FUND: BUILDING ASSETS FOR THE FUTURE
How $100-a-Month Investment Grew March 20, 1987 to Sept. 30, 1999
Account Value As Of Sept. 30, 1999 = $54,976         Amount Invested = $17,600

Market Value of Account
3/87     2500
9/87     3354
9/88     4149
9/89     6809
9/90     7590
9/91     10728
9/92     13470
9/93     17175
9/94     19082
9/95     24474
9/96     31340
9/97     42366
9/98     45071
9/99     54976

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. This illustration assumes a $2,500 initial investment on March 20, 1987, and reinvestment of income and capital gains. Dollar-cost averaging does not guarantee a profit or protect against loss in a declining market. Also, automatic investing will not prevent you from losing money when the market is down. You should consider your ability to make regular purchases in a declining market environment before committing to a systematic investing plan. Source:
Wiesenberger(R).

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH HARVEY HIRSCHHORN, PORTFOLIO MANAGER
OF STEIN ROE BALANCED FUND AND SR&F BALANCED PORTFOLIO

              FUND DATA
   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Balanced Fund seeks
   long-term growth of capital and
   current income, consistent with
   reasonable investment risk by
   investing primarily in a
   diversified portfolio of common stocks,
   bonds and cash.

   FUND INCEPTION:
   Aug. 25, 1949

   NET ASSETS:
   $250.7 million
   photo of : Harvey B. Hirschhorn




Q: HOW DID THE FUND PERFORM IN FISCAL 1999?

HIRSCHHORN: Fiscal 1999 was a good year for the Fund. The Fund provided a total return of 15.74% for the year ended September 30, 1999, outpacing the average fund investing in a combination of stocks and bonds, according to Lipper Inc. (see page 4). The unmanaged Standard & Poor's 500 Index returned 27.79% for the period led by big gains from a select group of technology stocks.

Q: HOW DID YOU POSITION THE FUND DURING THE PERIOD?

HIRSCHHORN: When we began the fiscal year last October, the Portfolio held roughly a 60%/40% mix of equities and domestic fixed income securities. At the time, we believed the attractiveness of the markets -- based on continued domestic economic expansion, rising corporate earnings, low interest rates and an absence of inflation -- warranted holding these full positions.
   By mid-year, however, we began to have concerns about the earnings outlook for some U.S. companies and decided to focus only on those companies whose earnings we had the highest confidence would meet or exceed expectations. We sold several stocks as a result of this focus and rather than reinvest the proceeds in what has been a volatile market, we've been holding more cash. As of September 30, 1999 the Portfolio's asset mix was 54.2% equities, 33.8% fixed income, and 12.0% cash.

Q: WHAT CONTRIBUTED TO THE FUND'S DOMESTIC STOCK PERFORMANCE?

HIRSCHHORN: We benefited from strong stock selection in the technology sector. Technology
                                       7

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------

represented one-quarter of the Portfolio's equity component as of September 30. Top performing holdings included Tellabs, Cisco Systems, Lucent Technologies, Motorola and Intel (0.5%, 1.7%, 1.0%, 0.9% and 1.3% of net assets, respectively). Within technology, we try to own a fairly diversified group of companies with a particular emphasis on those that we believe are positioned to benefit from the Internet's growth.

Q: WHICH STOCK HOLDINGS DID NOT PERFORM WELL?

HIRSCHHORN: Health care stocks, in general, delivered disappointing performance for the period. The Portfolio's holdings in Eli Lilly, American Home Products and Elan (1.2%, 0.6% and 0.7% of net assets, respectively) were weak performers. Although this has been a lackluster area for us, we believe that new product development in the health care industry will help these stocks, especially in an environment in which investors are troubled by economic uncertainty.
   Financial stocks were also weak performers, attributable to rising short-term interest rates as well as some individual company disappointments. Our holdings in Banc One, BankAmerica and Freddie Mac (0.2%, 0.7% and 0.4% of net assets, respectively) underperformed on the whole for fiscal 1999. We reduced the Fund's weighting in financial stocks, which helped performance late in the period.

Q: WHAT IS THE COMPOSITION OF THE FIXED INCOME PORTION OF THE PORTFOLIO?

HIRSCHHORN: We maintain a very high quality fixed income portfolio comprised primarily of U.S. Treasuries and investment grade corporate bonds. During the course of fiscal 1999, the Fund's average duration fluctuated relative to our fixed-income benchmark, the Lehman Brothers Aggregate Bond Index. We recently extended duration as the yield on the 30-year U.S. Treasury bond rose above 6.10%. This has helped us capture attractive levels of income for the Portfolio. As of September 30, 1999, the Fund's duration of 4.5 years was equivalent to that of its fixed-income benchmark.

Q: AS WORLD MARKETS HAVE BEEN IMPROVING LATELY, HAVE YOU MADE OR DO YOU EXPECT TO MAKE ANY CHANGES IN THE FUND'S INTERNATIONAL HOLDINGS?

HIRSCHHORN: Earlier in the fiscal year, we reduced our international equity holdings (from 14.5% to 5% of net assets) to focus more on the U.S. stock market where we believed the strongest capital appreciation opportunities could be found. However, given our more recent uncertainty in the U.S. market and growing opportunities we are seeing

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------

overseas, we expect to increase our international exposure over the next six months.

Q: WHAT IS YOUR OUTLOOK FOR FISCAL 2000, AND HOW MIGHT THIS INFLUENCE HOW YOU POSITION THE FUND?

HIRSCHHORN: We're looking for the U.S. economy to continue expanding, but at a slower pace than we've seen over the past three years; we expect the growth rate to slow from about 4% to 2.5% over the next few quarters. Consumer confidence probably may not be as strong and, in anticipation of that, we reduced our retail holdings during fiscal 1999.
   We think corporate profit growth will be under pressure. Increased competition from overseas and wage increases are likely to be the primary factors dampening corporate profit margins. Given this outlook, we're looking for companies whose prospects for stable earnings growth we believe are more assured. That's why we like technology and continue to have a market weight in health care.
   Inflationary pressures should remain under control, in which case we expect to be more constructive toward buying bonds and may increase our weight and duration in various fixed income securities as we move forward.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 9/30/99 and are subject to change. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Each index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment. Source: Lipper Inc.


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            WE'RE LOOKING FOR THE U.S. ECONOMY TO CONTINUE EXPANDING,
        BUT AT A SLOWER PACE THAN WE'VE SEEN OVER THE PAST THREE YEARS.
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
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                               Balanced Portfolio

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Microsoft                    2.3%     International Business Machines    1.5%
General Electric             2.2      Citigroup                          1.4
Wal-Mart                     1.9      Intel                              1.3
Bristol-Myers Squibb         1.7      Tyco International                 1.3
Cisco Systems                1.7      Home Depot                         1.3

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                           EQUITY PORTFOLIO HIGHLIGHTS

                                                   PORTFOLIO      S&P 500 INDEX
--------------------------------------------------------------------------------
Number of Equity & Convertible Holdings              76                  500
Dollar Weighted Median Market
  Capitalization (Billions)                       $84.8                  $65
Price/Earnings Ratio                              32.2x                25.3x
Beta of Equity Component (Volatility)              0.98                 1.00


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                            ECONOMIC SECTOR BREAKDOWN

     EQUITY PORTFOLIO                                   S&P 500 INDEX
            22%             Technology                       26%
            15%             Financial                        14%
            15%             Utilities                        11%
            14%             Energy/Basic Materials           10%
            12%             Consumer Noncyclical             19%
            12%             Industrial                       8%
            10%             Consumer Cyclical                12%


--------------------------------------------------------------------------------
                                    ASSET MIX

                                 Sept. 30, 1999

                                 Equities 54.2%
                                 Bonds    33.8%
                                 Cash     12.0%

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAN CANTOR, PORTFOLIO MANAGER OF STEIN ROE
GROWTH & INCOME FUND, CLASS S AND SR&F GROWTH & INCOME PORTFOLIO

Growth & Income Fund closed to new investors on October 31, 1999, subject to the terms set forth in the prospectus. The Fund was redesignated Growth & Income Fund Class S on November 19, 1999.

             FUND DATA
   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Growth & Income
   Fund, Class S seeks capital
   growth and current income by
   investing primarily in common
   stocks of well-established companies
   having large market capitalizations.
   The portfolio may also invest in
   companies having midsize
   market capitalizations.

   FUND INCEPTION:
   March 24, 1987

   NET ASSETS:
   $375.8 million

   Photo: Dan Cantor

Q: HOW DID THE FUND PERFORM IN FISCAL 1999?

CANTOR: Our results were fairly good despite our underweight position in technology stocks, which outperformed virtually all other industry groups for the period. The Fund provided a total return of 19.39% for the year ended September 30, 1999. The unmanaged Standard & Poor's 500 Index rose 27.79% for the period, led by a narrow group of big technology stocks that were generally not in the Portfolio.
   Early in the fiscal year, cyclical stocks -- or companies whose fortunes are tied to the economy -- performed very well for us. Later in the period, however, nearly every industry group with the exception of technology came under pressure. The Fund, which had limited exposure to technology, gave back some of its early year gains as a result.




Q: CAN YOU EXPLAIN WHY THE FUND HAD A LOWER TECHNOLOGY EMPHASIS?

CANTOR: We focus on growth at reasonable prices, which has made it difficult for us to fully participate in technology given the sector's high valuations. If you look at the technology companies in the S&P 500, most are selling at peak price/earnings (P/E) multiples. P/E is an indicator of how much investors are paying for a company's earning power -- the higher the P/E, the more they are paying; the lower the P/E, the less they are paying. While we want to own

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------

companies that are growing, we generally focus on stocks that are selling at attractive multiples.
   Over the long term, we believe investors are well-served by paying close attention to the risk profile of a stock's underlying company. Sometimes investors appear willing to pay any price for select companies' earnings growth. At other times investors use more discriminating selection parameters. When there is a market shift towards such value parameters, we think our approach has the potential to provide outstanding results.

Q: AMONG THE PORTFOLIO'S TECHNOLOGY HOLDINGS, WHAT PERFORMED WELL?

CANTOR: Standout performers included IBM and Intel (3.9% and 0.6% of net assets, respectively), both of which have nearly doubled in price over the course of 1999. We also held a small position in Applied Materials (0.6% of net assets) that performed well.

Q: IN WHAT SECTORS DID YOU FOCUS THE FUND'S INVESTMENT SELECTION, AND HOW DID HOLDINGS IN THESE SECTORS PERFORM?

CANTOR: Financial services stocks represented one of the Portfolio's largest sector allocation. Holdings in American Express and Citigroup (3.7% and 3.1% of net assets, respectively) posted strong results early in the fiscal year, but subsequently lost ground as a result of the negative impact of rising short-term interest rates on the financial sector.
   The Portfolio's holdings in health care, our largest sector weighting, provided mixed results. We're focusing on companies that we believe have improving product development pipelines, lengthy patent protection, and are attractively priced relative to company earnings. One example is Pharmacia & Upjohn (0.7% of net assets). We increased our position in Pharmacia & Upjohn based on these factors and given what we think are excellent growth prospects for the company.
   Within the food, beverage and tobacco industry, Phillip Morris (1.8% of net assets) hurt the Fund's performance. The stock fell in response to ongoing litigation brought against tobacco product manufacturers. As of Sept. 30, 1999, we continued to believe the stock's risk/reward profile was attractive.

Q: DID YOU ADD ANY NEW NAMES TO THE PORTFOLIO, AND IN WHAT TYPES
OF COMPANIES DO YOU ANTICIPATE INCREASING HOLDINGS?

CANTOR: We added Federated Department Stores (0.6% of net assets) to our retail holdings. Federated, whose operating divisions

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
include Bloomingdale's and Macy's, is at the forefront of online retailing and should continue to be a big beneficiary of electronic commerce.
   Generally speaking, we've been finding attractive investment opportunities in sectors that were hit hardest by the stock market's correction, including financials, health care and various cyclical groups -- specifically, automotive, paper and chemical companies. Many of these groups are selling at attractive multiples, so we may add positions in these types of companies.
   We'll also continue to search for opportunities in technology since it's such an important part of the economy. Specifically, we'll look for individual issues that may get discounted for reasons we don't think are justified.

Q: WHAT IS YOUR OUTLOOK FOR THE LARGE-CAP SEGMENT OF THE STOCK MARKET?

CANTOR: Compared to one year ago, large-cap stocks are not as overpriced -- especially if you look outside of technology. In the aftermath of late September's correction in large-cap stocks, (defined as a 10% or more decline in stock prices), we've seen an increasing number of larger companies selling at attractive prices. This should give us ample opportunities to invest the Fund's assets going forward.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are disclosed as a percentage of SR&F Growth & Income Portfolio as of 9/30/99 and are subject to change. The S&P 500 Index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment. Source: Lipper Inc.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


                           Growth & Income Portfolio

                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

IBM                            3.9%     Citigroup                          3.1%
American Express               3.7      Bristol Myers-Squibb               3.0
BP Amoco                       3.6      Warner Lambert                     3.0
Bell Atlantic                  3.4      General Electric                   2.8
Wal-Mart                       3.3      Fannie Mae                         2.7

--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                       S&P 500
                                                 PORTFOLIO              INDEX
                                             -----------------------------------
Number of Equity & Convertible Holdings              60                  500
Median Market Capitalization (Billions)          $ 27.0               $   65
Price/Earnings Ratio                              25.5x                25.3x
Beta (Volatility)                                  0.97                 1.00


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

         Equity Portfolio                                   S&P 500 Index


              22%              Consumer Noncyclical              19%
              18%              Financial                         14%
              17%              Consumer Cyclical                 12%
              15%              Industrial                         8%
              10%              Energy                             7%
               9%              Basic Materials                   26%
               5%              Technology                         3%
               4%              Utilities/Specialty Chemicals     11%

SR&F BALANCED PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1999
(ALL AMOUNTS IN THOUSANDS)
                                                            NUMBER        MARKET
COMMON STOCKS (62.7%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE (1.3%)
General Dynamics Corp................................           20       $ 1,249
Raytheon Co., Class B................................           19           943
United Technologies Corp.............................           18         1,068
                                                                        --------
                                                                           3,260
AUTOMOTIVE (0.6%)
Ford Motor Co........................................           31         1,556

BANKS (7.7%)
Banc One.............................................           18           627
BankAmerica Corp.....................................           98         5,454
Bayerische Hypo-Und Vereinsbank......................            9           539
Citigroup, Inc.......................................          194         8,525
Fannie Mae...........................................           14           878
Freddie Mac..........................................           21         1,092
Royal Bank of Scotland Group.........................          118         2,530
                                                                        --------
                                                                          19,645
BROADCASTING AND COMMUNICATIONS (0.7%)
Clear Channel Communications (a).....................           24         1,917

BUILDING PRODUCTS (0.3%)
Masco Corp...........................................           24           744

CHEMICALS (0.6%)
E. I. du Pont de Nemours & Co., Inc..................           23         1,421

COMPUTERS (6.3%)
EMC Corp. (a)........................................           16         1,143
International Business Machines Corp.................           32         3,884
Microsoft Corp. (a)..................................           65         5,887
Oracle Corp. (a).....................................           51         2,320
Sun Microsystems, Inc. (a)...........................           30         2,790
                                                                        --------
                                                                          16,024
CONSUMER PRODUCTS (0.9%)
Unilever NV ADR......................................           10           686
Procter & Gamble Co..................................           18         1,688
                                                                        --------
                                                                           2,374
DRUGS AND HEALTH PRODUCTS (5.4%)
ALZA Corp.(a)........................................           18           771
American Home Products Corp..........................           39         1,619
Bristol-Myers Squibb Co..............................           65         4,388
Elan Corp. ADR (a)...................................           52         1,745
Eli Lilly & Co.......................................           47         2,976
Pfizer, Inc..........................................           65         2,336
                                                                        --------
                                                                          13,835

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (6.6%)
Emerson Electric Co..................................           46     $   2,907
General Electric Co..................................          117        13,872
                                                                        --------
                                                                          16,779
ELECTRONICS (1.8%)
Intel Corp...........................................           62         4,607

ENERGY SERVICES (0.9%)
AES Corp. (a)........................................           14           826
Kinder Morgan Energy Partners L.P....................           37         1,603
                                                                        --------
                                                                           2,429
FINANCIAL SERVICES (1.3%)
Capital One Financial Corp...........................           27         1,053
Concord EFS, Inc. (a)................................           26           535
Goldman Sachs Group..................................            8           470
Heller Financial, Inc. (a)...........................           27           608
Prism Financial Corp.................................           66           663
                                                                        --------
                                                                           3,329
FOOD, BEVERAGE AND TOBACCO (1.7%)
General Mills, Inc...................................           23         1,866
PepsiCo, Inc.........................................           39         1,180
Philip Morris Cos., Inc..............................           35         1,196
                                                                        --------
                                                                           4,242
INSURANCE (1.0%)
American International Group.........................           30         2,608

MANAGEMENT INVESTMENT (1.6%)
S&P Depository Receipts..............................           34         2,431
WEBS-Japan Index Series..............................          110         1,533
                                                                        --------
                                                                           3,964
MANUFACTURING (1.3%)
Tyco International Ltd...............................           33         3,407

MEDICAL INFORMATION SYSTEMS (0.5%)
IMS Health, Inc......................................           55         1,255

MEDICAL INSTRUMENTS (0.3%)
Medtronic............................................           20           710

NETWORKING (1.7%)
Cisco Systems, Inc. (a)..............................           62         4,251

OIL AND NATURAL GAS (5.8%)
BP Amoco PLC, ADR....................................           58         6,479
Conoco, Inc., Class B................................           49         1,345
Enron Corp...........................................           52         2,145

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
OIL AND NATURAL GAS (CONTINUED)
Mobil Corp...........................................           28       $ 2,821
Schlumberger Ltd.....................................           25         1,558
Unocal Corp..........................................           11           408
                                                                        --------
                                                                          14,756
PAPER AND FOREST PRODUCTS (0.0%)
Georgia Pacific Corp.................................            5           203

PRIMARY METALS (0.2%)
Aluminum Company of America, Inc.....................            7           434

REAL ESTATE (1.2%)
Apartment Investment & Management Co.................           17           650
Equity Residential Properties Trust..................           29         1,229
Reckson Associates Corp..............................           58         1,207
                                                                        --------
                                                                           3,086
RETAIL (4.4%)
Home Depot, Inc......................................           47         3,225
Kohl's Corp. (a).....................................           19         1,256
McDonald's Corp......................................           43         1,849
Wal-Mart Stores, Inc.................................          100         4,756
                                                                        --------
                                                                          11,086

TELECOMMUNICATIONS (5.5%)
AT & T Corp..........................................            8           326
Ameritech Corp.......................................           36         2,419
BellSouth Corp.......................................           44         1,980
Comcast Corp., Special Class A.......................           62         2,472
MCI WorldCom, Inc. (a)...............................           41         2,947
Sprint Corp. PCS (a).................................            9           671
Vodafone AirTouch ADR................................           13         3,091
                                                                        --------
                                                                          13,906

TELECOMMUNICATIONS EQUIPMENT (2.4%)
Lucent Technologies, Inc.............................           39         2,530
Motorola, Inc........................................           26         2,314
Tellabs, Inc. (a)....................................           22         1,253
                                                                        --------
                                                                           6,097
UTILITIES - ELECTRIC (0.7%)
Endesa SA ADR........................................           92         1,760
                                                                        --------
TOTAL COMMON STOCKS (Cost $83,502)...................                    159,685
                                                                        --------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED SECURITIES (1.1%)
--------------------------------------------------------------------------------
BUILDING PRODUCTS (0.1%)
RYG DECS Trust II 6.875% 11/15/00....................           16           344

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER PRODUCTS (0.0%)
Unilever (a).........................................           18         $  96

TELECOMMUNICATIONS (1.0%)
TCI Pacific Communications 5.000% 07/31/06...........            9         2,412
                                                                        --------
TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $2,041).                      2,852
                                                                        --------
--------------------------------------------------------------------------------
                                                         PRINCIPAL
BONDS AND NOTES (33.9%)                                     AMOUNT
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (21.7%)
U.S. Treasury Bonds:
   7.625% 02/15/25...................................      $ 3,350         3,867
   8.125% 08/15/19...................................        6,600         7,812
                                                                        --------
                                                                          11,679
U.S. Treasury Notes:
   5.750% 08/15/03...................................        3,650         3,638
   6.250% 02/15/07...................................        3,300         3,329
   6.625% 05/15/07...................................        4,900         5,052
   7.250% 08/15/04...................................        5,200         5,492
   7.875% 11/15/04...................................        4,400         4,767
   7.875% 08/15/01...................................        4,550         4,726
                                                                        --------
                                                                          27,004
FHLMC Gold:
   6.500% 04/01/11...................................        3,811         3,741
   6.500% 04/01/26...................................        8,363         8,023
   7.000% 07/01/28...................................        1,701         1,672
FNMA:
   5.125% 02/13/04...................................        2,623         2,499
GNMA:
   8.000% 07/15/25...................................          197           204
   8.000% 03/15/26...................................          530           543
                                                                        --------
                                                                          16,682
AIR TRANSPORTATION (1.1%)
Federal Express 1994 Pass-Through Certificates
   Series A310-A1 7.530% 09/23/06....................        1,575         1,586
United Airlines, Inc., 1991 Pass-Through Certificates
   Series A1 9.200% 03/22/08.........................        1,241         1,332
                                                                        --------
                                                                           2,918
CHEMICALS (1.0%)
BOC Group 5.875% 01/29/01............................        2,500         2,493

COMMERCIAL BANKS (1.8%)
Den Danske Bank 6.550% 09/15/03......................        2,250         2,203
Deutsche Ausgleichsbank 7.000% 09/24/01..............        2,250         2,269
                                                                        --------
                                                                           4,472

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------
CONSTRUCTION AND HOUSING (0.9%)
Hanson Overseas 6.750% 09/15/05......................      $ 2,250       $ 2,204

FINANCIAL (2.0%)
Associates Corp. of North America  6.950% 11/01/18...        1,900         1,794
Household Financial Corp  5.875% 11/01/02............        2,000         1,945
Transamerica Financial Corp. 6.125% 11/01/01.........        1,500         1,480
                                                                        --------
                                                                           5,219
FOREIGN GOVERNMENT REGIONAL BONDS (0.9%)
Province of Quebec 6.500% 01/17/06...................        2,400         2,337

INDUSTRIAL (1.1%)
Raytheon Co. 6.150% 11/15/08.........................        1,500         1,447
Safeway Inc. 5.750% 11/15/00.........................        1,250         1,239
                                                                        --------
                                                                           2,686
MORTGAGE-BACKED SECURITIES (0.9%)
American Mortgage Trust
   Series 1993-3 Class 3B 8.190% 09/27/22............        1,248         1,245
Lehman Brother's Commercial Conduit Mortgage Trust
   Series 1998-C4 Class 1B 6.210% 10/15/08...........        1,000           924
                                                                        --------
                                                                           2,169
OIL AND NATURAL GAS (0.9%)
USX Corp. 6.850% 03/01/08............................        2,500         2,393

UTILITIES - ELECTRIC (1.5%)
National Power PLC 7.125% 07/11/01...................        2,000         2,029
National Rural Utilities  5.000% 10/01/02............        2,000         1,917
                                                                        --------
                                                                           3,946
                                                                        --------
TOTAL BONDS AND NOTES (Cost $86,727).................                     86,202
                                                                        --------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (11.3%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (11.3%)
Associates Corp. of North America 5.600% 10/01/99....        9,565         9,565
Countrywide Home Loans 5.400% 10/01/99...............       12,000        12,000
Limited, Inc. 5.700% 10/01/99........................        4,000         4,000
Reynolds Metals, Inc. 5.500% 10/04/99................        3,300         3,298
                                                                        --------
(Cost $28,863).......................................                     28,863
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (109.0%)
(Cost $201,133) (b)..................................                    277,602

OTHER ASSETS, LESS LIABILITIES (-9.0%)...............                   (23,036)
                                                                        --------
NET ASSETS (100.0%)..................................                   $254,566
                                                                        ========
--------------------------------------------------------------------------------

SR&F Balanced Portfolio Continued
--------------------------------------------------------------------------------
                                                          NUMBER         MARKET
                                                         OF SHARES        VALUE
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT AT SEPTEMBER 30, 1999, WERE AS FOLLOWS:

BankAmerica Corp.....................................           68       $ 3,781
BP Amoco PLC, ADR....................................           34         3,768
Citigroup, Inc.......................................          113         4,950
Eli Lilly & Co.......................................           20         1,280
Emerson Electric Co..................................           20         1,264
General Electric Co..................................           70         8,299
Intel Corp...........................................           16         1,189
                                                                        --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds $15,138)                 $ 24,531
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
 (a)Non-income producing security.
 (b)At September 30, 1999, the cost of investments for federal income tax purposes was $201,017. Net unrealized appreciation was $76,585, consisting of gross unrealized appreciation of $81,044 and gross unrealized depreciation of $4,459.

            Acronym                  Name
          ----------                ------
              ADR         American Depositary Receipt

See accompanying Notes to Financial Statements.

SR&F GROWTH & INCOME PORTFOLIO
-------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
COMMON STOCKS (91.2%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE (1.1%)
Boeing Co. ..........................................          100       $ 4,245

AUTO/TRUCK PARTS & EQUIPMENT (2.7%)
Hertz Corp., Class A.................................           60         2,640
Federal-Mogul Corp. .................................           51         1,411
Lear Corp. (a).......................................          170         5,982
                                                                        --------
                                                                          10,033
BANKS (8.1%)
BankAmerica Corp. ...................................           68         3,781
Chase Manhattan Corp. ...............................          129         9,708
Citigroup, Inc. .....................................          265        11,652
Wells Fargo & Co. ...................................          137         5,415
                                                                        --------
                                                                          30,556
BROADCASTING AND COMMUNICATIONS (2.6%)
Interpublic Group Cos., Inc. ........................          121         4,984
Tribune Co. .........................................          100         4,975
                                                                        --------
                                                                           9,959
CHEMICALS (0.5%)
E. I. du Pont de Nemours & Co., Inc. ................           29         1,776

COMPUTERS AND COMPUTER-RELATED (7.1%)
Applied Materials (a)................................           30         2,336
Cisco Systems, Inc. (a)..............................           45         3,085
Compaq Computer Corp. ...............................          195         4,473
Intel Corp. .........................................           30         2,229
International Business Machines Corp. ...............          120        14,565
                                                                        --------
                                                                          26,688
CONSUMER RELATED (3.9%)
Avon Products, Inc. .................................           80         1,985
Gillette Co. ........................................          144         4,901
Procter & Gamble Co. ................................           81         7,594
                                                                        --------
                                                                          14,480
DISTRIBUTION (8.7%)
Federated Department Stores, Inc. (a)................           50         2,184
Kmart Corp. .........................................          210         2,454
TJX Co., Inc. .......................................          313         8,778
Walgreen Co. ........................................          280         7,105
Wal-Mart Stores, Inc. ...............................          260        12,366
                                                                        --------
                                                                          32,887
ELECTRICAL EQUIPMENT (2.7%)
Emerson Electric Co. ................................          100         6,319
Hubbell Inc., Class B................................          120         3,838
                                                                        --------
                                                                          10,157
ENERGY (6.2%)
BP Amoco PLC ADR.....................................          121        13,453
Conoco, Inc.:
   Class A...........................................          105         2,908
   Class B...........................................           61         1,681
Enron Corp. .........................................          125         5,156
                                                                        --------
                                                                          23,198
ENTERTAINMENT (0.2%)
Walt Disney Productions..............................           30           776

SR&F GROWTH & INCOME PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES (10.9%)
American Express Co. ................................          104      $ 14,001
Associates First Capital Corp., Class A..............           95         3,420
Fannie Mae...........................................          161        10,093
Kansas City Southern Industries, Inc. ...............          217        10,072
Nationwide Financial Services, Class A...............           37         1,309
Washington Mutual, Inc. .............................           78         2,282
                                                                        --------
                                                                          41,177
FOOD, BEVERAGE AND TOBACCO (4.0%)
PepsiCo, Inc. .......................................          160         4,840
Philip Morris Cos., Inc. ............................          203         6,940
Sara Lee Corp. ......................................          144         3,375
                                                                        --------
                                                                          15,155
HEALTH CARE (11.0%)
Abbott Laboratories..................................          117         4,300
Baxter International, Inc. ..........................          120         7,230
Bristol-Myers Squibb Co. ............................          170        11,475
Pharmacia & Upjohn, Inc. ............................           50         2,481
Roche Holdings Limited...............................          (b)         2,321
SmithKline Beecham ADR...............................           40         2,305
Warner Lambert Co. ..................................          170        11,284
                                                                        --------
                                                                          41,396
MULTI-INDUSTRY (6.9%)
General Electric Co. ................................           88        10,434
Honeywell, Inc. .....................................           84         9,350
Monsanto Co. ........................................          175         6,245
                                                                        --------
                                                                          26,029
PAPER AND FOREST PRODUCTS (2.3%)
Georgia-Pacific Corp. ...............................          170         6,885
Georgia-Pacific Timber Group.........................           75         1,716
                                                                        --------
                                                                           8,601
RUBBER, PLASTICS AND RELATED PRODUCTS (0.6%)
Goodyear Tire & Rubber Co. ..........................           45         2,166

SPECIALTY CHEMICALS (4.0%)
Ecolab, Inc. ........................................          260         8,873
Union Carbide Corp. .................................          111         6,312
                                                                        --------
                                                                          15,185
TELECOMMUNICATIONS (4.8%)
AT & T Corp. ........................................           65         2,842
Bell Atlantic Corp. .................................          190        12,811
Lucent Technologies, Inc. ...........................           39         2,542
                                                                        --------
                                                                          18,195
TRANSPORTATION (2.9%)
Burlington Northern Santa Fe Corp. ..................          200         5,500
Continental Airlines, Class B (a)....................          170         5,568
                                                                        --------
                                                                          11,068
                                                                        --------
TOTAL COMMON STOCKS (Cost $181,143)..................                    343,727
                                                                        --------
--------------------------------------------------------------------------------

SR&F GROWTH & INCOME PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
SHORT-TERM OBLIGATIONS (8.5%)                               AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER (7.7%)
Associates Corp. of North America 5.600% 10/01/99....     $ 15,010      $ 15,010
Limited, Inc. 5.700% 10/01/99........................        2,000         2,000
Western Resources 5.570% 10/05/99....................       12,000        11,993
                                                                        --------
(Cost $28,983).......................................                     29,003
                                                                        --------

U.S. GOVERNMENT OBLIGATIONS (0.8%)
U.S Treasury Bills 4.760% 03/23/00
(Cost $2,931)........................................        3,000         2,929
                                                                        --------
TOTAL SHORT TERM OBLIGATIONS (cost $31,914)..........                     31,932
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
(Cost $213,057) (c)..................................                   375,659

OTHER ASSETS, LESS LIABILITIES (0.3%)................                      1,076
                                                                        --------
NET ASSETS (100.0%)..................................                   $376,735
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


 (a) Non-income producing security.
 (b) Rounds to less than one.
 (c) At September 30, 1999, the cost of investments for federal income tax purposes was $213,202. Net unrealized appreciation was $162,457 consisting of gross unrealized appreciation of $170,930 and gross unrealized depreciation of $8,473.

            Acronym                  Name
           --------                 ------
              ADR         American Depositary Receipt

   The following futures contracts were open at September 30, 1999:


                                 Number of      Contract                      Unrealized
    Type             Position    Contracts         Value       Expiration           Loss
   -----             ---------  ------------     ---------     -----------   -----------
   S&P 500 Index       Long      10              $12,982      December, 1999     $(550)



See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1999
(All amounts in thousands)


                                                                             SR&F
                                                             SR&F        GROWTH &
                                                         BALANCED          INCOME
                                                        PORTFOLIO       PORTFOLIO
                                                        ---------       ---------
ASSETS
Investments, at market value (cost of $201,133 and
$213,057, respectively)...........................       $277,602        $375,659
Deposit with broker for securities sold short.....         13,690              --
Dividends and interest receivable.................          1,235             359
Variation margin receivable for futures transactions           --             933
                                                        ---------       ---------
   Total Assets...................................        292,527         376,951
                                                        ---------       ---------
LIABILITIES
Securities sold short,
at market value (proceeds of $15,138)                      24,531              --
Loan payable to broker............................         13,113              --
Overdraft at custodian bank.......................             25              --
Payable to Advisor................................            117             194
Payable for investments purchased.................            151              --
Other liabilities.................................             24              22
                                                        ---------       ---------
   Total Liabilities..............................         37,961             216
                                                        ---------       ---------
   Net assets applicable to investors'
   beneficial interest                                   $254,566        $376,735
                                                        =========       =========


See accompanying Notes to Financial Statements.


                                       24

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended September 30, 1999
(All amounts in thousands)


                                                                             SR&F
                                                             SR&F        GROWTH &
                                                         BALANCED          INCOME
                                                        PORTFOLIO       PORTFOLIO
                                                        ---------       ---------
INVESTMENT INCOME
Interest..........................................        $ 6,709         $ 3,011
Dividends.........................................          2,497           4,649
                                                         --------        --------
                                                            9,206           7,660
Dividend expense from short positions.............           (305)             --
Foreign taxes withheld............................            (55)            (28)
                                                         --------        --------
   Total investment income........................          8,846           7,632
                                                         --------        --------
EXPENSES
Management fees...................................          1,445           2,497
Accounting fees...................................             30              34
Trustees' fees....................................             18              18
Audit and legal fees..............................             17              16
Custodian fees....................................             15              14
Other, net........................................            (31)            (61)
                                                         --------        --------
   Net expenses...................................          1,494           2,518
                                                         --------        --------
   Net investment income..........................          7,352           5,114
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FUTURES TRANSACTIONS
Net realized gain on investments..................         20,920          13,333
Net realized gain on futures transactions.........             --           5,040
Net change in unrealized appreciation on
   investments and futures transactions...........         10,921          49,677
                                                         --------        --------
   Net gain on investments and futures transactions        31,841          68,050
                                                         --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $39,193         $73,164
                                                         ========        ========

See accompanying Notes to Financial Statements.

                                       25

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(All amounts in thousands)

                                                                                             SR&F BALANCED PORTFOLIO
                                                                                              --------------------
                                                                                            YEARS ENDED SEPTEMBER 30,
                                                                                               1999            1998
                                                                                       ------------ ---------------
OPERATIONS
Net investment income............................................................           $ 7,352         $ 9,210
Net realized gain on investments.................................................            20,920          22,005
Net change in unrealized appreciation or depreciation on investments
     and futures transactions                                                                10,921         (27,983)
                                                                                          ---------       ---------
   Net increase in net assets resulting from operations..........................            39,193           3,232
                                                                                          ---------       ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions....................................................................             4,122           4,912
Withdrawals......................................................................           (36,994)        (44,840)
                                                                                          ---------       ---------
   Net increase (decrease) from transactions in investors' beneficial interest...           (32,872)        (39,928)
                                                                                          ---------       ---------
   Net increase (decrease) in net assets.........................................             6,321         (36,696)
NET ASSETS
Beginning of year................................................................           248,245         284,941
                                                                                          ---------       ---------
End of year......................................................................          $254,566        $248,245
                                                                                          =========       =========
                                       26

(All amounts in thousands)

---------------------------------------------------------------------------------------------------------------------
                                                                                      SR&F GROWTH & INCOME PORTFOLIO
                                                                                       ----------------------------
                                                                                         YEARS ENDED SEPTEMBER 30,
                                                                                            1999             1998
                                                                                    ------------  ---------------
OPERATIONS
Net investment income............................................................        $ 5,114          $ 5,246
Net realized gain on investments.................................................         18,373            7,017
Net change in unrealized appreciation or depreciation on investments
     and futures transactions                                                             49,677             (242)
                                                                                       ---------        ---------
   Net increase in net assets resulting from operations..........................         73,164           12,021
                                                                                       ---------        ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions....................................................................         22,804           36,636
Withdrawals......................................................................        (72,426)         (33,209)
                                                                                       ---------        ---------
   Net increase (decrease) from transactions in investors' beneficial interest...        (49,622)           3,427
                                                                                       ---------        ---------
   Net increase (decrease) in net assets.........................................         23,542           15,448
NET ASSETS
Beginning of year................................................................        353,193          337,745
                                                                                       ---------        ---------
End of year......................................................................       $376,735         $353,193
                                                                                       =========        =========

See accompanying Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(All amounts in thousands, except per-share data)


                                                                         GROWTH &
                                                         BALANCED          INCOME
                                                             FUND            FUND
                                                        ---------       ---------
ASSETS
Investment in Portfolio, at value.................       $254,437        $376,089
Receivable for fund shares sold...................              8             204
Cash..............................................             25              25
Other assets......................................             31              17
                                                        ---------       ---------
   Total Assets...................................        254,501         376,335
                                                        ---------       ---------
LIABILITIES
Payable for fund shares redeemed..................          3,694             394
Payable to Advisor and transfer agent.............             47             119
Other liabilities.................................             70              33
                                                        ---------       ---------
   Total Liabilities..............................          3,811             546
                                                        ---------       ---------
   Net Assets.....................................       $250,690        $375,789
                                                        =========       =========
ANALYSIS OF NET ASSETS
Paid-in capital...................................       $166,053        $199,267
Undistributed (overdistributed) net investment income          (5)            406
Accumulated net realized gain on investments and
   futures transactions...........................         17,594          14,520
Net unrealized appreciation on investments and
   futures transactions...........................         67,048         161,596
                                                        ---------       ---------
   Net Assets.....................................       $250,690        $375,789
                                                        =========       =========
Shares outstanding (unlimited number authorized)..          7,750          14,379
                                                        =========       =========
Net asset value per share.........................       $  32.35        $  26.14
                                                        =========       =========


See accompanying Notes to Financial Statements.



                                       28

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended September 30, 1999
(All amounts in thousands)



                                                                         GROWTH &
                                                         BALANCED          INCOME
                                                             FUND            FUND
                                                         --------        --------
INVESTMENT INCOME
Interest allocated from Portfolio.................        $ 6,706         $ 2,997
Dividends allocated from Portfolio................          2,495           4,628
                                                         --------        --------
                                                            9,201           7,625
Dividend expense from short positions allocated from         (304)             --
Portfolio Foreign taxes withheld allocated from Portfolio...  (55)            (28)
                                                         --------        --------
   Total investment income........................          8,842           7,597
                                                         --------        --------
EXPENSES
Expenses allocated from Portfolio.................          1,493           2,591
Transfer agent fees...............................            599             981
Administrative fees...............................            394             617
Accounting fees...................................             30              34
SEC and state registration fees...................             26              44
Printing and postage..............................             28              31
Audit and legal fees..............................             15              14
Trustees' fees....................................              9              11
Custodian fees....................................              1               1
Other, net........................................            (99)           (137)
                                                         --------        --------
   Net expenses...................................          2,496           4,187
                                                         --------        --------
   Net investment income..........................          6,346           3,410
                                                         --------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FUTURES TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized gain on investments and futures transactions  20,922          18,333
Net change in unrealized appreciation or depreciation on
   investments and futures transactions...........         10,843          49,228
                                                         --------        --------
Net gain on investments and futures transactions..         31,765          67,561
                                                         --------        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $38,111         $70,971
                                                         ========        ========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

(All amounts in thousands)

                                                                                                 BALANCED FUND
                                                                                                 ------------
                                                                                           YEARS ENDED SEPTEMBER 30,
                                                                                              1999            1998
                                                                                      ------------ ---------------
OPERATIONS
Net investment income............................................................         $  6,346        $  8,046
Net realized gain on investments and futures transactions allocated from Portfolio          20,922          22,004
Net change in unrealized appreciation or depreciation on investments and futures
   transactions allocated from Portfolio..........................................          10,843         (27,976)
                                                                                         ---------       ---------
   Net increase in net assets resulting from operations..........................           38,111           2,074
                                                                                         ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.........................................           (6,767)         (6,492)
Distributions from net capital gains.............................................          (17,075)        (16,945)
                                                                                         ---------       ---------
   Total distributions to shareholders...........................................          (23,842)        (23,437)
                                                                                         ---------       ---------
SHARE TRANSACTIONS
Subscriptions to fund shares.....................................................           16,749          21,549
Value of distributions reinvested................................................           20,674          19,237
Redemptions of fund shares.......................................................          (48,854)        (56,417)
                                                                                         ---------       ---------
   Net increase (decrease) from share transactions...............................          (11,431)        (15,631)
                                                                                         ---------       ---------
   Net increase (decrease) in net assets.........................................            2,838         (36,994)
NET ASSETS
Beginning of year................................................................          247,852         284,846
                                                                                         ---------       ---------
End of year......................................................................         $250,690        $247,852
                                                                                         =========       =========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME...........................             $  (5)         $  573
                                                                                         =========       =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.....................................................              517             668
Issued in reinvestment of distributions..........................................              670             615
Redemptions of fund shares.......................................................           (1,511)         (1,735)
                                                                                         ---------       ---------
   Net increase (decrease) in fund shares........................................             (324)           (452)
Shares outstanding at beginning of period........................................            8,074           8,526
                                                                                         ---------       ---------
Shares outstanding at end of period..............................................            7,750           8,074
                                                                                         =========       =========

                                       30


(All amounts in thousands)


                                                                                              GROWTH & INCOME FUND
                                                                                               -------------------
                                                                                            YEARS ENDED SEPTEMBER 30,
                                                                                               1999             1998
                                                                                       ------------  ---------------
OPERATIONS
Net investment income............................................................          $  3,410         $  3,696
Net realized gain on investments and futures transactions allocated from Portfolio           18,333            7,267
Net change in unrealized appreciation or depreciation on investments and futures
   transactions allocated from Portfolio.........................................            49,228             (229)
                                                                                          ---------        ---------
   Net increase in net assets resulting from operations..........................            70,971           10,734
                                                                                          ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.........................................            (3,859)          (4,131)
Distributions from net capital gains.............................................            (5,981)         (14,181)
                                                                                          ---------        ---------
   Total distributions to shareholders...........................................            (9,840)         (18,312)
                                                                                          ---------        ---------
SHARE TRANSACTIONS
Subscriptions to fund shares.....................................................            91,029           93,477
Value of distributions reinvested................................................             9,089           14,304
Redemptions of fund shares.......................................................          (136,512)         (86,617)
                                                                                          ---------         --------
   Net increase (decrease) from share transactions...............................           (36,394)          21,164
                                                                                          ---------        ---------
   Net increase (decrease) in net assets.........................................            24,737           13,586
NET ASSETS
Beginning of year................................................................           351,052          337,466
                                                                                          ---------        ---------
End of year......................................................................          $375,789         $351,052
                                                                                          =========        =========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME...........................             $  406           $  855
                                                                                          =========        =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.....................................................             3,502            3,902
Issued in reinvestment of distributions..........................................               367              636
Redemptions of fund shares.......................................................            (5,124)          (3,635)
                                                                                          ---------        ---------
   Net increase (decrease) in fund shares........................................            (1,255)             903
Shares outstanding at beginning of period........................................            15,634           14,731
                                                                                          ---------        ---------
Shares outstanding at end of period..............................................            14,379           15,634
                                                                                          =========        =========


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(All amounts in thousands)


NOTE 1. ORGANIZATION
Stein Roe Balanced Fund and Stein Roe Growth & Income Fund, Class S (the "Funds") are series of Liberty-Stein Roe Funds Investment Trust, (the "Trust"), formerly Stein Roe Investment Trust, an open-end management investment company organized as a Massachusetts business trust. Balanced Fund and Growth & Income Fund invest substantially all of their assets in SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Balanced Fund and Growth & Income Fund contributed $260,013 and $239,175 in securities and other assets to SR&F Balanced Portfolio and SR&F Growth & Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 1999, Balanced Fund owned 99.9% of SR&F Balanced Portfolio and Growth & Income Fund owned 99.8% of the SR&F Growth & Income Portfolio.
--------------------------------------------------------------------------------
NOTE 2. SIGNIFICANT
ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and the Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND
INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SECURITY VALUATIONS
Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

FUTURES CONTRACTS
During the year ended September 30, 1999, SR&F Growth & Income Portfolio entered into stock index futures contracts to invest cash pending direct investments in stocks and to enhance its return. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

SECURITIES SOLD SHORT AGAINST THE BOX
SR&F Balanced Portfolio engages in selling securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. The Portfolio may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
based on methods approved by the Internal Revenue Service. Distributions to Shareholders Each Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
--------------------------------------------------------------------------------
NOTE 3. TRUSTEES' FEES AND
TRANSACTIONS WITH AFFILIATES
The Funds and the Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator. The management fee for SR&F Balanced Portfolio is computed at an annual rate of 0.55% of the Portfolio's average daily net assets up to $500 million, 0.50% of the next $500 million, and 0.45% thereafter. The management fee for SR&F Growth & Income Portfolio is computed at an annual rate of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.55% of the next $500 million, and 0.50% thereafter. The administrative fees for the Funds are computed at an annual rate of 0.15% of the Funds' average daily net assets up to $500 million, 0.125% of the next $500 million, and 0.10% thereafter.
   The Advisor also provides fund accounting services.
   Transfer agent fees are paid to SteinRoe Services Inc., a direct, wholly-owned subsidiary of Liberty.
   Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and the Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the year ended September 30, 1999.
--------------------------------------------------------------------------------
NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1999, were:
                                                        Purchases       Sales
                                                         --------      --------
SR&F Balanced Portfolio...........................       $111,630      $164,561
SR&F Growth & Income Portfolio....................         23,694        43,796
--------------------------------------------------------------------------------

NOTE 6. SUBSEQUENT EVENT
As of November 19, 1999, Stein Roe Growth & Income Fund was redesignated Stein Roe Growth & Income Fund, Class S. On October 31, 1999 the Fund was closed to new investors, as described in the Fund's prospectus. On December 1, 1999 the Fund will begin to offer Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure. Please call for a prospectus or consult with your financial adviser for the share class most appropriate for you.

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS
Based on the recommendation of the Audit Committee of the Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust, on August 3, 1999 the Board of Trustees determined not to retain Arthur Andersen LLP as the Funds' and the Portfolios' independent accountant and voted to appoint PricewaterhouseCoopers LLP for the year ended September 30, 1999. During the two most recent fiscal years, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BALANCED FUND


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                    YEARS ENDED SEPTEMBER 30,
                                                                      1999        1998        1997       1996        1995
                                                                  --------    --------    --------   --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 30.70     $ 33.41     $ 30.07    $ 27.82     $ 25.78
                                                                  --------    --------    --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)..................................        0.78        0.95        0.95       1.00        1.33
   Net realized and unrealized gain (loss) on investments.....        3.85       (0.90)       5.61       2.96        2.22
                                                                  --------    --------    --------   --------    --------
     Total from investment operations.........................        4.63        0.05        6.56       3.96        3.55
                                                                  --------    --------    --------   --------    --------
DISTRIBUTIONS
   Net investment income......................................       (0.90)      (0.76)      (0.96)     (1.01)      (1.23)
   Net realized capital gains.................................       (2.08)      (2.00)      (2.26)     (0.70)      (0.28)
                                                                  --------    --------    --------   --------    --------
     Total distributions......................................       (2.98)      (2.76)      (3.22)     (1.71)      (1.51)
                                                                  --------    --------    --------   --------    --------
NET ASSET VALUE, END OF PERIOD................................     $ 32.35     $ 30.70     $ 33.41    $ 30.07     $ 27.82
                                                                  ========    ========    ========   ========    ========
Ratio of net expenses to average net assets...................        1.14%(b)    1.03%       1.05%      1.05%       0.87%
Ratio of net investment income to average net assets..........        2.35%(b)    2.90%       3.02%      3.45%       5.14%
Portfolio turnover rate.......................................         N/A         N/A          15%(c)     87%         45%
Total return..................................................       15.74%       0.14%      23.60%     14.83%      14.49%
Net assets, end of year (000's)...............................    $250,690    $247,852    $284,846   $231,063    $228,560


(a) Per share data was calculated using average shares outstanding during the period.
(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of seven basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c) Prior to commencement of operations of the Portfolio.
-------------------------------------------------------------------------------
Federal Income Tax Information (unaudited).
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $18,725,517.

19% of the ordinary income distributed by the Fund in the year ended September 30, 1999 qualifies for the corporate dividends received deduction.

-------------------------------------------------------------------------------
SR&F BALANCED PORTFOLIO

                                                                                                             PERIOD ENDED
                                                                                YEARS ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                                                                      1999          1998          1997(A)
                                                                                ----------    ----------      ----------
Ratio of net expenses to average net assets...............................       0.71%(b)      0.61%           0.60%(c)
Ratio of net investment income to average net assets......................       2.78%(b)      3.31%           3.52%(c)
Portfolio turnover rate...................................................         41%           61%             21%

(a)From commencement of operations on February 3, 1997.
(b)During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c)Annualized.

FINANCIAL HIGHLIGHTS CONTINUED
-------------------------------------------------------------------------------

GROWTH & INCOME FUND


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                    1999        1998        1997       1996        1995
                                                                --------    --------    --------   --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD..........................   $ 22.45     $ 22.91     $ 18.39    $ 16.65     $ 14.54
                                                                --------    --------    --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                        0.22        0.24        0.30       0.27        0.34
   Net realized and unrealized gain (loss) on investments.....      4.10        0.55        5.15       3.22        2.56
                                                                --------    --------    --------   --------    --------
     Total from investment operations.........................      4.32        0.79        5.45       3.49        2.90
                                                                --------    --------    --------   --------    --------
DISTRIBUTIONS
   Net investment income......................................     (0.25)      (0.28)      (0.28)     (0.32)      (0.20)
   Net realized capital gains.................................     (0.38)      (0.97)      (0.65)     (1.43)      (0.59)
                                                                --------    --------    --------   --------    --------
      Total distributions.....................................     (0.63)      (1.25)      (0.93)     (1.75)      (0.79)
                                                                --------    --------    --------   --------    --------
NET ASSET VALUE, END OF YEAR..................................   $ 26.14     $ 22.45     $ 22.91    $ 18.39     $ 16.65
                                                                ========    ========    ========   ========    ========
Ratio of net expenses to average net assets...................   1.06%(b)       1.07%       1.13%      1.18%       0.96%
Ratio of net investment income to average net assets..........   0.79%(b)       1.02%       1.52%      1.65%       1.78%
Portfolio turnover rate.......................................       N/A         N/A        2%(c)        13%         70%
Total return..................................................     19.39%       3.45%      30.81%     22.67%      21.12%
Net assets, end of period (000's).............................  $375,789    $351,052    $337,466   $204,387    $139,539

(a) Per share data was calculated using average shares outstanding during the period.
(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of four basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c) Prior to commencement of operations of the Portfolio.
--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited).
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $16,330,459. 93% of the ordinary income distributed by the Fund in the year ended September 30, 1999 qualifies for the corporate dividends received deduction.

-------------------------------------------------------------------------------
SR&F GROWTH & INCOME PORTFOLIO

                                                                                                       PERIOD ENDED
                                                                          YEARS ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                                                               1999          1998              1997(A)
                                                                         ----------    ----------         ----------
Ratio of net expenses to average net assets.............................       0.63%(b)      0.65%             0.65%(c)
Ratio of net investment income to average net assets....................       1.22%(b)      1.44%             2.04%(c)
Portfolio turnover rate.................................................          7%           11%              7%

(a) From commencement of operations on February 3, 1997.
(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(c) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees and Shareholders of:
Liberty-Stein Roe Funds
  Investment Trust
  Stein Roe Balanced Fund
  Stein Roe Growth & Income Fund
SR&F Base Trust
  SR&F Balanced Portfolio
  SR&F Growth & Income Portfolio


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Balanced Fund and Stein Roe Growth & Income Fund (the "Funds") (each a series of Liberty-Stein Roe Funds Investment Trust, formerly Stein Roe Investment Trust) and SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios") (each a series of SR&F Base Trust) at September 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' and the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Funds and the Portfolios for periods prior to October 1, 1998 were audited by other independent accountants whose report dated November 16, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 1999

INVESTMENT TRUST
--------------------------------------------------------------------------------

TRUSTEES
John A. Bacon Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer



AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com


                         Liberty Funds Distributor, Inc.


                                                                     GI11A 11/99